UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49916	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers

(b) On May 6, 2005, Red Robin Gourmet Burgers, Inc., (the “Company”) received a letter from Mr. Edward T. Harvey, indicating Mr. Harvey’s intent to resign from the Company’s Board of Directors effective at the meeting of the Board of Directors scheduled to be held in August 2005. Mr. Harvey currently serves as a member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of the Company. A copy of a press release issued May 11, 2005 by the Company announcing Mr. Harvey’s intent to resign from the Board of Directors is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
99.1	Red Robin Gourmet Burgers, Inc., Press Release, dated May 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC., a Delaware corporation

	By:	/s/ John W. Grant
Date: May 11, 2005		Vice President and General Counsel